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                                                                   EXHIBIT 10.1

                       AWARD SOFTWARE INTERNATIONAL, INC.

                               INDEMNITY AGREEMENT

         THIS AGREEMENT is made and entered into as of the ____ day of ________ 1996 by and between Award Software International, Inc., a California corporation (the "Corporation"), and _______________ (the "Indemnified Person").

                                    RECITALS

         WHEREAS, the Indemnified Person performs a valuable service to the Corporation in such person's capacity as ____________ of the Corporation;

         WHEREAS, the shareholders of the Corporation have adopted provisions in the Articles of Incorporation (the "Articles") and the bylaws (the "Bylaws") providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the California General Corporation Law (the "Code");

         WHEREAS, the Articles, the Bylaws and the Code, by their nonexclusive nature, permit contracts between the Corporation and its directors, officers, employees and other agents with respect to indemnification of such persons; and

         WHEREAS, in order to induce the Indemnified Person to continue to serve as ___________ of the Corporation, the Corporation has determined and agreed to enter into this Agreement with the Indemnified Person;

         NOW, THEREFORE, in consideration of the Indemnified Person's continued service as ___________ after the date hereof, the parties hereto agree as follows:

                                    AGREEMENT

         1. SERVICES TO THE CORPORATION. The Indemnified Person will serve, at the will of the Corporation or under separate contract, if any such contract exists, as ____________ of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of the Indemnified Person's ability so long as the Indemnified Person is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; provided, however, that the Indemnified Person may at any time and for any reason resign from such position (subject to any contractual obligation that the Indemnified Person may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue the Indemnified Person in any such position.


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         2. INDEMNITY. The Corporation hereby agrees to hold harmless and indemnify the Indemnified Person to the fullest extent authorized or permitted by the provisions of the Bylaws and the Code, as the same may be amended from time to time, (but only to the extent that any such amendment permits the Corporation to provide broader indemnification rights than the Bylaws or the Code permitted prior to adoption of any such amendment).

         3. ADDITIONAL INDEMNITY. Subject to a determination pursuant to Section 9 hereof, the Corporation hereby agrees to hold harmless and indemnify the Indemnified Person:

                  (a) against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that the Indemnified Person becomes legally obligated to pay because of any claim or claims made against or by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitral, administrative or investigative (including an action by or in the right of the Corporation) to which the Indemnified Person is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that the Indemnified Person is, was or at any time becomes a director, officer, employee or other agent of Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                  (b) otherwise to the fullest extent not prohibited by the Articles, the Bylaws or the Code.

         4. LIMITATIONS ON ADDITIONAL INDEMNITY. To the extent that any of the matters set forth in subsections (a) through (l) of this Section 4 are successfully established by the Corporation as defenses in accordance with the provisions of Section 9 hereof, no indemnity pursuant to Sections 2 or 3 hereof will be payable by the Corporation:

                  (a) on account of any claim against the Indemnified Person for an accounting of profits made from the purchase or sale by the Indemnified Person of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                  (b) on account of the Indemnified Person's conduct from which the Indemnified Person derived an improper personal benefit;

                  (c) on account of the Indemnified Person's conduct that he or she believed to be contrary to the best interests of the Corporation or its shareholders or that involved the absence of good faith on the part of the Indemnified Person;

                  (d) on account of the Indemnified Person's conduct that constituted intentional misconduct or a knowing and culpable violation of law;


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                  (e) on account of the Indemnified Person's conduct that showed a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware, or should have been aware, in the ordinary course of performing his or her duties, of a risk of serious injury to the Corporation or its shareholders;

                  (f) on account of the Indemnified Person's conduct that constituted an unexcused pattern of inattention that amounted to an abdication of the Indemnified Person's duty to the Corporation or its shareholders;

                  (g) on account of the Indemnified Person's conduct which constituted a violation of the Indemnified Person's duties under Section 310 (interested party transactions) or Section 316 (distributions, loans or guarantees) of the Code;

                  (h) for which payment is actually made to the Indemnified Person under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

                  (i) if indemnification is not lawful (and, in this respect, both the Corporation and the Indemnified Person have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication);

                           in connection with any proceeding (or part thereof)
initiated by the Indemnified Person, or any proceeding by the Indemnified Person against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation,
(iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or
(iv) the proceeding is initiated pursuant to Section 9 hereof;

                  (j) with respect to any action by or in the right of the
Corporation:

                           (i) if the Indemnified Person is adjudged to be
liable to the Corporation in performance of the Indemnified Person's duty to the Corporation and its shareholders, unless and only to the extent that the court in which such action is or was pending shall determine upon application that, in view of all of the circumstances of the case, the Indemnified Person is fairly and reasonably entitled to indemnity for expenses, and then only to the extent that the court shall determine;

                           (ii) for expenses incurred in defending a pending
action which is settled or otherwise disposed of without court approval; or


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                           (iii) for amounts paid in settling or otherwise
disposing of a pending action without court approval; and

                  (k) to the extent, and only to the extent, that indemnification with respect to such action (i) would be inconsistent with the Articles of Incorporation or Bylaws, or a resolution of the shareholders or agreement of the Corporation prohibiting or otherwise limiting such indemnification and in effect at the time of the accrual of the action or (ii) would be inconsistent with any condition expressly imposed by a court in approving a settlement, unless the Indemnified Person has been successful on the merits or unless the indemnification has been approved by the shareholders of the corporation in accordance with Section 153 of the Code (with the shares of the Indemnified Person not being entitled to vote thereon).

         5. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period the Indemnified Person is a director, officer, employee or other agent of the Corporation (or is serving or has served at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as the Indemnified Person shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitral, administrative or investigative, by reason of the fact that the Indemnified Person had served in the capacity referred to herein.

         6. PARTIAL INDEMNIFICATION. The Indemnified Person shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that the Indemnified Person becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify the Indemnified Person for the portion thereof to which the Indemnified Person is entitled.

         7. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by the Indemnified Person of notice of the commencement of any action, suit or proceeding, the Indemnified Person will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to the Indemnified Person otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Agent notifies the Corporation of the commencement thereof:

                  (a) the Corporation will be entitled to participate therein at its own expense;

                  (b) except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Person. After notice from the Corporation to the Indemnified Person of its election to assume the defense thereof, the Corporation will not be liable to the Indemnified Person under this Agreement for


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any legal or other expenses subsequently incurred by the Indemnified Person in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. The Indemnified Person shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnified Person unless (i) the employment of counsel by the Indemnified Person has been authorized by the Corporation, (ii) the Indemnified Person shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Indemnified Person in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of the Indemnified Person's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which the Indemnified Person shall have made the conclusion provided for in clause (ii) above; and

                  (c) the Corporation shall not be liable to indemnify the Indemnified Person under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on the Indemnified Person without the Indemnified Person's written consent, which may be given or withheld in the Indemnified Person's sole discretion.

         8. EXPENSES. The Corporation shall advance, prior to the final disposition of any proceeding, within 20 days after request therefor, all expenses incurred by the Indemnified Person in connection with such proceeding upon receipt of an undertaking by or on behalf of the Indemnified Person to repay said amounts if it shall be determined ultimately that the Indemnified Person is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Articles, the Code or otherwise. Notwithstanding the foregoing, unless otherwise determined pursuant to Section 9, no advance shall be made by the corporation if within 20 days after a request for such advance a reasonable determination is made by the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to the proceeding (or, if no such quorum exists, by independent legal counsel in a written opinion) that the facts known to the decision making party at the time such determination is made clearly and convincingly demonstrate that such person acted in bad faith or in a manner that such person did not believe to be in the best interests of the Corporation and its shareholders.

         9. DETERMINATION BY THE CORPORATION. To the extent required by the Code, promptly after receipt of a request for indemnification hereunder made by the Indemnified Person (and in any event within 90 days), the Corporation shall make a reasonable, good faith determination as to whether indemnification of the Indemnified Person is proper under the Code by means of:

                  (a) A majority vote of a quorum consisting of directors who are not parties to such proceeding;


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                  (b) If such quorum is not obtainable, by independent legal counsel in a written opinion; or

                  (c) Approval or ratification by the affirmative vote of a majority of the shares of the Corporation represented and voting at a duly held meeting in which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by written consent of a majority of the outstanding shares entitled to vote, where in each case the shares owned by the person to be indemnified shall not be considered entitled to vote thereon.

         Such determination shall be reasonably made in good faith by the decision making party based upon the facts known to the decision making party at the time such determination is made.

         10. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to the Indemnified Person shall be enforceable by or on behalf of the Indemnified Person in the forum in which the proceeding is or was pending, or, if such forum is not available or a determination is made that such forum is not convenient, in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The Indemnified Person, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his or her claim. The Corporation shall be entitled to raise by pleading as an affirmative defense to any action for which a claim for indemnification is made under Sections 2 or 3 hereof that the Indemnified Person is not entitled to indemnification because of the limitations set forth in Section 4 hereof. Neither the failure of the Corporation (including its Board of Directors, its shareholders or independent legal counsel) to have made a determination prior to the commencement of such enforcement action that indemnification of the Indemnified Person is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, its shareholders or independent legal counsel) that such indemnification is improper shall be a defense to the action or create a presumption that the Indemnified Person is not entitled to indemnification under this Agreement or otherwise.

         11. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnified Person, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

         12. NONEXCLUSIVITY OF RIGHTS. The rights conferred on the Indemnified Person by this Agreement shall not be exclusive of any other right which the Indemnified Person may have or hereafter acquire under any statute, provision of the Articles or Bylaws, agreement, vote of shareholders or directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding office.


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         13.      SURVIVAL OF RIGHTS.

                  (a) The rights conferred on the Indemnified Person by this Agreement shall continue after the Indemnified Person has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of the Indemnified Person's heirs, executors and administrators.

                  (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

         14. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify the Indemnified Person to the fullest extent provided by the Articles, the Bylaws, the Code or any other applicable law.

         15. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

         16. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

         17. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

         18. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

         19. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:


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                  (a) If to the Indemnified Person, at the address indicated
below such person's signature hereunder.

                  If to the Corporation, to

                           Award Software International, Inc.
                           777 East Middlefield Rd.
                           Mountain View, CA  94043

or to such other address as may have been furnished to the Indemnified Person by the Corporation.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

CORPORATION:                                  AWARD SOFTWARE INTERNATIONAL, INC.

                                              By:
                                                 ------------------------------

                                              Title:
                                                    ---------------------------

INDEMNIFIED PERSON:
                                              ---------------------------------

                                              Name:
                                                   ----------------------------

                                              Address:
                                                      -------------------------
                                              ---------------------------------
                                              ---------------------------------


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